NET LOSS PER SHARE (Tables)	12 Months Ended
Jan. 01, 2023
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted	The following table presents the calculation of basic and diluted net loss per share attributable to stockholders:

	Fiscal Year Ended
(In thousands, except per share data)	January 1, 2023	January 2, 2022	January 3, 2021
Net loss:
Net loss attributable to stockholders	(267,424)	(254,520)	(142,631)

Number of shares:
Basic and diluted weighted-average common shares(1)	40,920	37,457	24,502

Basic and diluted net loss per share(1)	(6.54)	(6.79)	(5.82)

(1)As a result of our net loss attributable to stockholders for fiscal years 2020, 2021 and 2022, the inclusion of all potentially dilutive restricted stock units, and common shares under the Green Convertible Notes and 2027 Notes, where applicable, would be anti-dilutive. Therefore, these were excluded from the computation of the weighted-average shares for diluted net loss per share.